ERSHARES PRIVATE-PUBLIC CROSSOVER ETF (the “Fund”)

Supplement dated June 4, 2026 to the Prospectus dated October 28, 2025, as supplemented

1.	Effective June 4, 2026, in the section entitled “CREATION AND REDEMPTION OF CREATION UNITS” beginning on page 15 of the Prospectus, please delete the sub-section entitled “Redemption of Creation Units” in its entirety and replace it with the following:

Redemption of Creation Units

Beneficial owners of Shares may sell their Shares in the Secondary Market, but must accumulate enough Shares to constitute a Creation Unit in order to redeem through the Fund. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

Redemption of Shares in Creation Units will be subject to a fixed transaction fee imposed in the same amount and manner as the transaction fee incurred in purchasing such Shares. Redemption of Shares may be made either through the NSCC Clearing Process or “outside” the NSCC Clearing Process through DTC Facilities or otherwise. The transaction fee will be used to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring certain of its portfolio holdings from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units “outside” the NSCC Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the NSCC Clearing Process.

In addition, a variable redemption/transaction fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may also be imposed on redemptions. Authorized Participants may be required to pay this variable redemption/transaction fee to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs) as well as all or part of the spread between the expected bid and offer side of the market. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. This variable redemption/transaction fee will be assessed in the same manner as the fixed transaction fee incurred in purchasing Creation Units.

A redemption request “outside” the NSCC Clearing Process will be considered to be in proper form if (i) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor no later than the Closing Time (currently expected to be 4:00 p.m. ET), and (ii) arrangements satisfactory to the Fund are in place for the Authorized Participant to transfer or cause to be transferred to the Fund the Creation Unit of such Fund being redeemed through the book-entry system of DTC on or before contractual settlement of the redemption request.

Purchases and redemptions with cash instead of in-kind securities could cause the Fund to incur certain costs, which include brokerage costs, taxable gains or losses, that it might not otherwise have incurred if it had been made by a redemption in-kind. These costs could be imposed on the Fund and, thus, decrease the Fund’s NAV to the extent that the costs are not offset by the fixed or variable redemption/transaction fees payable by an Authorized Participant.

Fund	Standard Cash Transaction Fee	Maximum Variable Transaction/Redemption Fee*
XOVR	$250	2%
*	As a percentage of the net asset value per Creation Unit

The creation and redemption processes set forth above are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

2.	Effective June 4, 2026, please delete in its entirety the section entitled “FREQUENT TRADING” beginning on page 21 of the Prospectus and replace it with the following:

TRANSACTION/REDEMPTION FEES

Authorized Participants are charged standard fixed purchase and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard purchase and redemption transaction fee is $250. The standard purchase transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard purchase transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day.

In addition, as described in the section on redemption of Creation Units, a variable redemption/transaction fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may also be imposed on redemptions. Authorized Participants may be required to pay this variable redemption/transaction fee to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs) as well as all or part of the spread between the expected bid and offer side of the market.

Authorized Participants who place creation orders through DTC for cash (when cash creations are available or specified) will also be responsible for the brokerage and other transaction costs of the Fund relating to the cash portion of such creation order. In addition, purchasers of Shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of Shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

3.	Effective June 4, 2026, please delete in its entirety the section entitled “TRANSACTION FEES” beginning on page 24 of the Prospectus and replace it with the following:

FREQUENT TRADING

The Board has evaluated the risks of frequent purchases and redemptions of the Fund’s Shares (“market timing”) by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in Shares occurs on the Secondary Market. Because the Secondary Market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades may not cause harmful effects to the same degree (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. The Board noted that direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing.

The Fund imposes fixed and variable redemption/transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, and the variable portion of these fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. As described in the section on redemption of Creation Units, a variable redemption/transaction fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may also be imposed on redemptions to mitigate these impacts. Those fees are designed to protect the Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity. Given this structure, and the Fund’s ability to reject certain Creation Units that may adversely harm the Fund, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares. However, the Fund's policies and procedures regarding frequent purchases and redemptions may be modified by the Board at any time.

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For more information, please contact a Fund customer service representative toll free at (877) 271-8811.

PLEASE RETAIN FOR FUTURE REFERENCE.